UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Seelos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22245	87-0449967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 2nd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 293-2100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 24, 2024, Seelos Therapeutics, Inc. (the "Company") issued a press release titled “Seelos Therapeutics announces the signing of a Material Transfer Agreement with U.S. Army Medical Materiel Development Activity (USAMMDA) to evaluate SLS-002 for treatment of PTSD.” A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

The press release contains forward-looking statements that involve future risks and uncertainties as contemplated by the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in the Press Release and Presentation should be regarded as “forward-looking statements.” These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are based on the expectations, estimates, projections, beliefs and assumptions of the Company based on information currently available to it, all of which are subject to change. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Many of the important factors that will determine these results and values are beyond the Company’s ability to control or predict. Except as otherwise required by law, the Company does not assume any obligation to update any forward-looking statements.

For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including the risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the subsequent Quarterly Reports on Form 10-Q, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description
99.1	Press Release, dated September 24, 2024.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: September 24, 2024	By:	/s/ Raj Mehra, Ph.D.
		Name:	Raj Mehra, Ph.D.
		Title:	Chief Executive Officer and President